                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 2054

                                   -----------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  DECEMBER 22, 2000


                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
        -------------------- ------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                        0-26224          51-0317849
         ------------                     ---------         ----------
   (State or other jurisdiction         (Commission        (IRS Employer
       of incorporation)                File Number)     Identification No.)


       105 MORGAN LANE
       PLAINSBORO, NEW JERSEY                                        08536
----------------------------------------------                    -------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number,
including area code:  (609) 275-0500
                      --------------


                                 NOT APPLICABLE
-----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

On December 22, 2000, Integra LifeSciences Holdings Corporation entered into an Amended and Restated Employment Agreement with Stuart M. Essig, Integra's current President and Chief Executive Officer, extending the term of Mr. Essig's employment with Integra as its President and Chief Executive Officer through December 31, 2005. The Amended Employment Agreement supersedes Mr. Essig's prior employment agreement with Integra.

Under the Amended Employment Agreement, Integra will pay Mr. Essig an annual base salary of $325,000 for 2001 and $400,000 for 2002. For each subsequent year that he is employed, Mr. Essig's annual base salary will be $400,000 plus such increases, if any, as may be established by Integra's Board of Directors. Mr. Essig is also eligible to receive a performance bonus of up to fifty percent (50%) of his base salary, based upon the satisfaction of certain performance goals established by Integra's Board of Directors. Mr. Essig is also entitled to life insurance equal to the lesser of (a) a $3,000,000 four-year minimum renewable term life insurance policy and (b) the four-year minimum renewable term life policy purchasable by Integra by paying premium payments of $5,000 per year for such policy. At the request of Mr. Essig, Integra will disburse a loan to Mr. Essig in the amount of up to $500,000 subject to certain conditions. Mr. Essig is also entitled to participate in Integra's medical, disability, pension and other employee benefit plans and programs maintained from time to time by Integra for the benefit of its senior executives. The Amended Employment Agreement is for an initial term through December 31, 2005 and shall automatically extend on December 31, 2005 and on each subsequent one-year anniversary thereof for one year unless Integra or Mr. Essig provides written notice of termination at least six months prior to the expiration of the then-current term.

The Amended Employment Agreement further provides that Integra generally will reimburse, or "gross-up," Mr. Essig on an after-tax basis for any excise tax liability he may incur by reason of any "excess parachute payments" he receives from Integra. Section 280G of the Internal Revenue Code of 1986, as amended, provides that if payments of compensation that are contingent on a change in control exceed three times an employee's "base amount" (his average annual compensation during certain prior years), they will constitute "parachute payments," and the excess of such parachute payments over such base amount generally will constitute "excess parachute payments." Such excess parachute payments are nondeductible by the employer and are subject to a 20% excise tax payable by the employee.

In connection with the extension of the term of Mr. Essig's employment pursuant to the Amended Employment Agreement, Integra granted Mr. Essig (i) a non-qualified stock option to purchase 250,000 shares of Integra common stock under Integra's 1999 Stock Option Plan, (ii) a non-qualified stock option to purchase 250,000 shares of Integra common stock under Integra's 2000 Equity Incentive Plan and (iii) 1,250,000 "Restricted Units" under Integra's 2000 Equity Incentive Plan. Each stock option (each, an "Option") expires on December 21, 2010 and has an exercise price equal to $11.00 per share (the closing price of Integra's common stock on The Nasdaq National Market on December 21, 2000). Assuming the continuation of Mr. Essig's employment with Integra, each Option will vest and become exercisable with respect to 62,500 shares on December 22, 2002 and thereafter with respect to 1/36th of the remaining shares on the first business day of each following month. In the event of a (i) "change in control" of Integra (as defined in the Amended Employment Agreement) or (ii) the termination of Mr. Essig's employment with Integra (a) by Integra without "cause" (as defined in the Amended Employment Agreement) or (b) by Mr. Essig for "good reasons" (as defined in the Amended Employment Agreement), the Options shall vest and become exercisable immediately. The Option granted pursuant to Integra's 1999 Stock Option Plan may be transferred by Mr. Essig to members of his immediate family, to trusts established for the benefit of his immediate family or to partnerships or limited liability companies of which the partners or members are members of his immediate family. Otherwise, the Options may not be transferred by Mr. Essig other than by will or by the laws of descent and distribution.

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Under a Restricted Units Agreement, Integra issued to Mr. Essig a fully vested equity-based signing award bonus in the form of 1,250,000 restricted units (the "Restricted Units"). Each Restricted Unit represents the right to receive one share of the Integra's common stock. The shares of Integra's common stock underlying the Restricted Units ("Unit Shares") shall be delivered to Mr. Essig on January 1, 2006 if Mr. Essig is employed by Integra on December 31, 2005 or on such earlier date as a change in control of Integra occurs; provided, however, that Mr. Essig has the right to defer the delivery of the Unit Shares on as many occasions as Mr. Essig determines from time to time through, but not beyond, June 30, 2025. The Unit Shares may be delivered to Mr. Essig prior to January 1, 2006 in the event of a termination of Mr. Essig's employment with Integra other than (a) for cause or (b) due to his voluntary departure (other than for good reasons or due to disability). If, prior to December 31, 2005 and prior to a change of control of Integra, (i) Mr. Essig's employment with Integra is terminated for cause or (ii) Mr. Essig voluntarily leaves his employment with Integra (other than for good reasons or due to disability), the Unit Shares will be distributed to Mr. Essig on January 1, 2010.

Integra has also granted Mr. Essig registration rights requiring Integra to file a "shelf" registration statement at Mr. Essig's request that will provide for the registration and sale on a continuous or delayed basis of the shares of Integra common stock underlying the Options and the Restricted Units.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)            Description of Exhibit
----------------           ----------------------
4.1                        Stock Option Grant and Agreement dated December 22, 2000 between
                           Integra LifeSciences Holdings Corporation and Stuart M. Essig
                           (Exhibit A-1 to Amended and Restated Employment Agreement).

4.2                        Stock Option Grant and Agreement dated December 22, 2000 between
                           Integra LifeSciences Holdings Corporation and Stuart M. Essig
                           (Exhibit A-2 to Amended and Restated Employment Agreement).

4.3                        Restricted Units Agreement dated December 22, 2000 between Integra
                           LifeSciences Holdings Corporation and Stuart M. Essig (Exhibit C
                           to Amended and Restated Employment Agreement).

10.1                       Amended and Restated Employment Agreement dated December 22, 2000 between Integra LifeSciences Holdings Corporation and Stuart M.
                           Essig.

10.2                       Registration Rights Provisions (Exhibit B to Amended and Restated
                           Employment Agreement).

99                         Press Release dated December 22, 2000 issued by Integra
                           LifeSciences Holdings Corporation.


                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTEGRA LIFESCIENCES HOLDINGS
                                            CORPORATION



Date:  January 8, 2001                      By:     /s/ Stuart M. Essig
                                                 ------------------------------
                                                 Stuart M. Essig, President and
                                                 Chief Executive Officer


                                INDEX OF EXHIBITS

Exhibit No.       Description of Exhibit
-----------       ----------------------
4.1               Stock Option Grant and Agreement dated December 22, 2000 between
                  Integra LifeSciences Holdings Corporation and Stuart M. Essig
                  (Exhibit A-1 to Amended and Restated Employment Agreement).

4.2               Stock Option Grant and Agreement dated December 22, 2000 between
                  Integra LifeSciences Holdings Corporation and Stuart M. Essig
                  (Exhibit A-2 to Amended and Restated Employment Agreement).

4.3               Restricted Units Agreement dated December 22, 2000 between Integra
                  LifeSciences Holdings Corporation and Stuart M. Essig (Exhibit C
                  to Amended and Restated Employment Agreement).

10.1              Amended and Restated Employment Agreement dated December 22, 2000 between Integra LifeSciences Holdings Corporation and Stuart M.
                  Essig.

10.2              Registration Rights Provisions (Exhibit B to Amended and Restated
                  Employment Agreement).

99                Press Release dated December 22, 2000 issued by Integra
                  LifeSciences Holdings Corporation.